EXHIBIT 10.25

Hosted Services Agreement

AMENDMENT NO. 27 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 27 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of January 1, 2013 (“Amendment Effective Date”), is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”).  Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.       NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; (xxv) Amendment No. 25 dated as of September 1, 2012; and (xxvi) Amendment No. 26 dated as of December 24, 2012 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.      Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.      NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1              Definitions.  The following definitions are added to or replace existing definitions in Section 1, Definitions, in alphabetical order.

•         Component Minimum Availability Target means [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Reporting Period Minutes during a defined Reporting Period (minus the total number of minutes of Planned Downtime for the applicable component) in which a given Component of the Hosted Services System will be available where “Components” are comprised of Web Booking, Call Center Booking, API Booking, SkyPort Login or Check-in, and CRS/GDS/ARS, Code-share or Interline Booking as set forth in Exhibit A Section 8.9.3(c).  Component Minimum Availability Target and the Minimum System Availability Target are mutually exclusive such that an interruption in service that results in a failure to achieve the Minimum System Availability Target shall not also be a failure to achieve the Component Minimum Availability Target.

•         Contract Year means [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of each calendar year.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

•          Minimum System Availability Target means the percentage of time in Reporting Period Minutes during a defined Reporting Period (minus the total number of minutes of Planned Downtime) that Customer expects Hosted Services System will be available.

•         Partial Service Interruption means  an outage or degraded performance of a Component due to: a NAVITAIRE controlled primary circuit network line being down, a NAVITAIRE controlled server or router being down, or a System Error which causes the Component to be unavailable all as further described in Section 8.9.

•         Reporting Period Minutes means, with respect to a given Reporting Period, the total number of minutes during such Reporting Period.

•         Recovery Point Objective (RPO) means the amount of data loss of critical business data, as measured in units of time.

•         Recovery Time Objective (RTO) means the time between the declaration of a disaster by NAVITAIRE and Customer and the turnover of the critical business systems at the DR site from NAVITAIRE to Customer.  Following the turnover of the critical business systems to Customer, Customer will perform acceptance testing prior to service restoration.

2              Amendment to modify the Term of the Agreement, as follows:

            Section 5.1, Term of the Agreement, is hereby deleted and replaced in its entirety as follows:

5.1        Term.  Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on the Effective Date and continue until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3              Amendment to modify the Termination for Convenience Section of the Agreement, as follows:

In Section 5.3, Termination for Convenience, of the Agreement, the reference to “Guaranteed Monthly Minimum O&Ds” shall be replaced with “Monthly Guaranteed O&Ds as defined in the table in Section 1.1.1(b) of Exhibit H”.

4              Amendment to modify the Fee Adjustment for Service Fees of the Agreement, as follows:

Section 6.4.1, Service Fees of the Agreement, is hereby deleted and replaced in its entirety as follows:

6.4.1     Service Fees.  The Per Host O&D Booked values defined in the Monthly Recurring Service Fees – New Skies Bundle in Section 1.1.1 of Exhibit H (“Adjustable Amounts”) are subject to the adjustments as set out in this Section 6.4.1.  The Adjustable Amounts shall be adjusted annually beginning on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and each following one year anniversary thereafter (the “Adjustment Date”) to account for inflation.  On the Adjustment Date, if the U.S. Bureau of Labor Statistics Employment Cost Index for Compensation/Civilian Workers/White Collar/Professional and related Occupations (Not Seasonally Adjusted) as published by the Bureau of Labor Statistics of the Department of Labor (the “ECI”), (the “Current Index”), increases from the ECI applicable twelve (12) months prior thereto (the “Base Index”), then effective as of such Adjustment Date, the Adjustable Amounts, as previously adjusted, will be increased by the percentage that the Current Index increased from the Base Index.  In such event, NAVITAIRE will provide to Customer a recalculation of the Adjustable Amounts.  If the U.S. Bureau of Labor Statistics stops publishing the ECI or substantially changes the content of the ECI, the parties will substitute another comparable measure published by a mutually agreeable source.

Upon Customer’s deployment of a Major Release, Customer will not be charged additional fees for the existing Services set forth in Section 2, Scope of Services, of Exhibits A and F, but will be charged additional fees for any additional Services as mutually agreed in a written amendment to the Agreement.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

5              Amendment to modify the Fee Adjustment for Support Fees of the Agreement.  In Section 6.4.2, Support Fees, the reference to “Exhibits A and B” shall be replaced with “Exhibit H”.

6              Amendment to add Use of Third Party Access to Hosted Services to the Agreement as Section 7.4 (g).  Section 7.4 (g), Use of Third Party Access to Hosted Services is added, as follows:

(g) Use of Third Party Access to Hosted Services.  NAVITAIRE has enabled features in its Hosted Services to allow customers and third parties to access the Hosted Services and to modify certain NAVITAIRE products and applications, using software products and applications not developed by NAVITAIRE.  Should there be a failure of a software product or application not developed by NAVITAIRE, or should such software product or application cause NAVITAIRE provided Hosted Services to fail or to be adversely impacted, NAVITAIRE shall, at its sole discretion, disable the offending software product or application, and deny access to NAVITAIRE Hosted Services.  Software products and applications or modification to software products or applications not developed by NAVITAIRE that fail or cause NAVITAIRE Hosted Services to fail shall also suspend any Service Levels in the Hosted Services Agreement or other commitments previously agreed between the parties. The parties shall mutually agree on a written procedure that outlines NAVITAIRE’S acceptance of software products and applications not developed by NAVITAIRE.

7              Amendment to the Scope of Services.  Section 2, Scope of Services, of Exhibit A is hereby deleted and replaced in its entirety, as follows:

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Base Functionality
X

New Skies – Hosted Reservation Services, which includes:

▪  SkySpeed - Call Center Reservation System

▪  SkySales™ - Internet Reservation System

▪  SkySchedule - Scheduling Application, which consists of:

▪  Fare and Inventory Management – SkyFare/SkyManager

▪  SkyPay® - Payment Processing and Settlement

▪  SkyPort - Airport Check-In System

▪  New Skies Reports – Reporting System, which includes:

▪  Standard Reports

▪  Flight Information Control and Display (FLIFO)

▪  Agency Billing and Commissions

▪  SkyManager - Configuration and Management Utility, which consists of:

▪  Management Console

▪  Security

‘X’ or ‘N/A’	Hosted Reservation Services – New Skies Add-On Functionality
X	Disaster Recovery Services
X	Type B/Teletype Connectivity for Operational Messages
X	API Suites
	X	Booking and Voucher API Suite
	X	Check-In API Suite
X

CRS/GDS/ARS Type B/Teletype Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Partners, as defined in Exhibit H

▪  Inbound Interline

▪  Inbound E-Ticket

▪  E-Ticket Number (TKNE) Payment Accepted

X	Codeshare Distribution ▪ Operating and Marketing Codeshare as further described in Exhibit H

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

X	Travelport Interline Gateway (TIG) Connectivity
X

CRS/GDS/ARS Type A/EDIFACT Booking Connectivity

Type A/EDIFACT Booking Connectivity (ITAREQ, HWPREQ, CLTREQ) with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▪  Type B/Teletype Connectivity

▪  Instant Pay

X

CRS/GDS/ARS Type A/EDIFACT Booking and Availability Connectivity

Type A/EDIFACT Booking Connectivity (ITAREQ, HWPREQ, CLTREQ) with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▪  Type B/Teletype Connectivity

▪  Instant Pay

X

ARS Type A/EDIFACT Booking and Availability Connectivity

Type A/EDIFACT Booking and Availability Connectivity with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▪  Type B/Teletype Connectivity

X	Type B GDS ▪ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Type B/Teletype Connectivity for AVS Messages – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Low Fare Finder
X	Block Space Arrangements (non-automated booking inventory)
X	Advanced Passenger Information System (APIS) ▪ [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Secure Flight / AQQ
X	Customs and Border Protection (CBP) PNR Push
X	Extended PNR Archiving
X	Additional Test Account
X	Data Store Products
	N/A	Data Store
	X	Data Store Workbench
	N/A	Enhanced Data Store
X	Booking History Files
X	Virtual Private Network (VPN) Connectivity – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Additional Network Switch Ports
X	Inbound E-Ticket Acceptance Connectivity

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

X

Extended Look to Booked Segment Ratio

▪  Booking API Web Services LTB Fee – Includes LTB Ratio [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

▪  Internet Booking Engine (SkySales) LTB Fee – Includes LTB Ratio [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

X	InterAirline Through Check-in (IATCI) with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	E-Ticket Display via the Travelport ETDBase
X	E-ticket Issuance via the Travelport ETDBase and Interchange
X	Travel Commerce Services – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
X	Open Skies Data Archiving

8              Amendment to replace the Disaster Recovery Services Description in Exhibit A.  The Disaster Recovery Services section of the table in Exhibit A, Section 6, New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, of Exhibit A is hereby deleted and replaced in its entirety by the table below.  The parties further agree to negotiate in good faith towards an updated Exhibit A, Section 6 functionality description to replace Section 6 as necessary to align with the new Exhibit A, Section 2 Scope of Services section agreed above.  The parties shall negotiate in good faith to complete such updates in a mutually agreed, written amendment no later than the earlier of: (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days of the upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Disaster Recovery Services
General Features - Disaster Recovery Services

Disaster Recovery Services will be provided at a backup location in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Hosted Reservation Services Base Functionality. NAVITAIRE reserves the right to relocate the DR site, based upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advance written notice to Customer.

▪   Disaster Recovery Invocation is structured into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] phases of service re-instatement:

▪  Business Critical Services are  those services reinstated subject to the RPO and RTO objectives stated in this Agreement;

▪  Secondary Services are  those services reinstated subject to capacity and performance requirements of the Business Critical Services; and

▪  Tertiary Services are other optional services reinstated as required and agreed with Customer.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Business Priority	Business Critical	Secondary	Tertiary
Recovery Phase:	First	Second	Third
Applications	New Skies: SkySchedule SkyFare SkyUtlitiies SkyPort SkyPay SkyChannel API – Check-in and Booking ESC Messaging – Type B Only Hosted Web Services	ODS Access New Skies Reports Navitaire Reporting Travel Commerce	As Mutually Agreed in writing
RTO:	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
RPO:

▪  Failover Event:  The DR site will be used for Hosted Reservation Services: (a) only in the event of a disaster resulting in a catastrophic failure in the primary data center; and (b) upon approval from NAVITAIRE and Customer Executive sponsors.  To the extent approval is reached verbally, NAVITAIRE will send a confirmation in writing as soon as reasonably practicable (including e-mail) to Customer Executive Sponsors noting the time of the invocation agreed by the parties and Customer shall send a confirmation response.

▪  Messaging Services:  In the case of a failover to DR, direct links (e.g., Type A/EDIFACT, API) for distribution and operational messaging will be unavailable.  Type B/Teletype functionality will only be available via a third party link (e.g., [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), for which Customer may incur additional message fees.  Any Customer-specific connections for functions including, but not limited to, GDS, interline, code-share, IATCI and E-ticketing will be available only if Customer has set up links to the DR site and has informed NAVITAIRE as to the specifics of those links.

▪  DR Site Usage :  Once a  Failover Event triggers a failover to the DR site, Customer will conduct its operations as to minimize capacity stress on the Hosted Services and the Hosted Services System.  Customer will avoid special inventory sales and other high volume activities while hosted on the DR site.

▪  DR Site Capacity: The DR site will provide capacity to support [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Customer’s Annual O&D Passenger Commitments transaction activity, as described in Section 1.1.1 (b), of Exhibit H, O&D Passenger Commitments. Once a failover to the DR site is executed, Customer shall conduct its operations as to minimize capacity stress on the Hosted Services and the Hosted Services System. Customer will avoid special inventory sales and other high volume activities while hosted on the DR site.

▪  Increased DR Site Capacity:  If the disaster necessitates a data center replacement for the primary data center, NAVITAIRE will use commercially reasonable efforts to provide the Hosted Services from the DR site consistent with those at the primary data center immediately after the occurrence of such Disaster within a reasonable timeline, dependent on the nature of the disaster.

▪  System Availability Targets:  In the event of failover to the DR site, System Availability Targets will be suspended until service is restored to the primary data center or full capacity is delivered from the DR site after a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day stabilization period, whichever is sooner.

▪  DR Site Connectivity:  Data circuits to the DR site are the responsibility of Customer and may be in the form of standby, VPN, or dedicated circuits.  NAVITAIRE will provide the circuit between the primary data center and the DR site to perform data synchronization.

▪  Testing of the DR site:

▪  Customer is required to undertake an invocation test (a failover and failback) contemporaneously with the upgrade process to a new release and for initial go live of the New Skies system; Customer’s failure or refusal to perform this test will invalidate the RTO and RPO objectives ; while Customer and NAVITAIRE may jointly agree to perform additional invocation tests, NAVITAIRE reserves the right to limit the number of invocation test in a calendar year.

▪  NAVITAIRE undertakes more limited but non service impacting internal testing on a scheduled basis.  This typically verifies data availability and basic operation of recovery systems

▪  Data integrity testing will include a data validation check via direct login to Customer’s database housed at the DR site.  Scope of testing will include row-count compares and sample PNR reviews between data located at the primary data center and the DR site.  Connectivity sufficient to perform the Data Integrity test will be established using a Customer provisioned WAN connection.  Customer is responsible for verifying that routing does not rely on the primary data center.

Limitations and Exclusions

▪  Disaster Recovery Services are intended to support mission critical functions such as call center, internet, and API bookings, payments, and airport check-in operations, and are not intended to support all Customer business functions.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

9              Amendment to modify the Partial Service Interruption parameters within Section 8.2.1 (b).  The table in Section 8.2.1(b) of Exhibit A is deleted and replaced in its entirety, as follows:

Component	Target Response Time	Measurement Interval*	Unacceptable Response Time
Website • Availability • Commit	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Call Center Booking • Availability • Commit
API Booking • Availability • Commit
SkyPort • Login • Check-in
CRS/GDS/ARS, Code-share or Interline Booking • Availability • Commit

10            Amendment to Add Incident Resolution Target. Section 8.2.4, Incident Resolution Target, is added to Exhibit A, as follows:

8.2.4 Incident Resolution Target.

(a)           Target Definition.  The INC Resolution Target by Severity, is as follows:

INC Resolution Target by Severity
Emergency	High	Medium	Low
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(b)           Remedy.   If one INC that is listed on the monthly support invoice violates the INC Resolution Target, as defined in the table above, then NAVITAIRE shall reduce the support invoice by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the invoice on which that INC is listed for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or up to a maximum penalty of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the total monthly Support invoice.  The INCs which are subject to the Incident Resolution Target, are those which are classified by NAVITAIRE as Support, Failure, or Question and which have a detrimental effect on the production environment.  In the event that NAVITAIRE has resolved the INC within the applicable timeframe, but Customer has requested that the INC remain open (e.g., for monitoring purposes) no reduction in the support invoice shall apply with respect to such resolved but open INCs.  The remedies defined in this Section 8.2.4 and in Sections 8.8 and 8.9, if applicable, constitute Customer’s sole and exclusive remedies and NAVITAIRE’s entire liability with respect to a failure to meet the Incident Resolution Target.

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Hosted Services Agreement

11            Amendment to modify Remedies and Corrective Action in Exhibit A of the Agreement, as follows:

Section 8.8, Remedies and Corrective Action, of Exhibit A of the Agreement, is hereby deleted and replaced in its entirety with the following new sections:

8.8     Remedies and Corrective Action – Interrupted Service.  The remedies and corrective action described below will be applied with respect to each Reporting Period.  Conflict and Exhaustion of Provisions as stated at the beginning of this Exhibit A will apply to this Section.

8.8.1       Corrective Action.  The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors.  In the event that the Minimum System Availability Target is not met during the Reporting Period, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period.  Subject to 8.8.2 and 8.8.3, NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet the future Minimum System Availability Target.

8.8.2       Failure Notification.  Upon a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] failure of NAVITAIRE to meet the Minimum System Availability Target during successive Reporting Periods, the issue shall be escalated to the CEO, President, or Managing Director level of each company. Customer may notify NAVITAIRE, in writing, of the failure to meet the Minimum System Availability Target.  Upon receipt of such notice, NAVITAIRE will begin reporting system availability in weekly reporting periods and will communicate to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days and in writing the status of improvement in performance.  If NAVITAIRE fails for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months in any consecutive [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period to meet the Minimum System Availability Target, within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of such event, Customer may terminate this Agreement in accordance with Section 5.2.1 of the Agreement and require NAVITAIRE to use commercially reasonable efforts to work with Customer and its selected vendor to move the data to another reservation system vendor, paying NAVITAIRE time and materials.

8.8.3       Rebate Calculations.  In the event one or more qualifying Interrupted Service events, as defined below, occur during a specified Reporting Period, the following provisions shall apply:

(a)       Rebate - Interrupted Service below Minimum System Availability Target.  If, during any Reporting Period, the Interrupted Service Minutes exceed the number of unavailable minutes allowed by the Minimum System Availability Target, a rebate per minute will be applied to each minute exceeding the number of unavailable minutes allowed by the Minimum System Availability Target as follows:

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Hosted Services Agreement

•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], from the Minimum System Availability Target up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] availability (e.g. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]);

•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to availability less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (e.g. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]).

These amounts will be credited to an invoice as described in Section 8.10.1.

(b)       Rebate - Interrupted Service for Multiple Short Interrupted Service Events.  If, during any Reporting Period,  Customer has experienced [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or more short Interrupted Service events of at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each, a rebate per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be applied to each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for Interrupted Service from that point forward during the Reporting Period, at a rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of a Reporting Period’s total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (i.e., the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Interrupted Service in the Reporting Period for a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), which will be credited to an invoice as described in Section 8.10.1.  For the avoidance of doubt, once the Interrupted Service Minutes exceed the number of unavailable minutes allowed by the Minimum System Availability Target, the rebates in Section 8.8.3 shall apply and the accumulation at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall not apply.

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Hosted Services Agreement

8.9      Remedies and Corrective Action – Partial Service Interruption.  The remedies and corrective action described below will be applied with respect to each Reporting Period.  Conflict and Exhaustion of Provisions as stated at the beginning of this Exhibit A will apply to this Section.

8.9.1           Corrective Action.  The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors.  In the event that the Component Minimum Availability Target is not met during the Reporting Period for one or more individual components, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period.  Subject to 8.9.2 and 8.9.3, NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet the Component Minimum Availability Target.

8.9.2           Failure Notification.  Upon a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] failure of NAVITAIRE to meet the Component Minimum Availability Target during successive Reporting Periods, the issue shall be escalated to the CEO, President, or Managing Director level of each company.  Customer may notify NAVITAIRE, in writing, of the failure to meet the Component Minimum Availability Target.  Upon receipt of such notice, NAVITAIRE will begin reporting system availability in weekly reporting periods and will communicate to Customer within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and in writing the status of improvement in performance.

8.9.3           Rebate Calculation.  In the event one or more qualifying Partial Interrupted Service events occur during a specified Reporting Period, the following provisions shall apply:

(a)       Rebate – Partial Service Interruption below Component Minimum Availability Target.  If, during any Reporting Period, the Partial Service Interruption minutes for a single component exceed the number of unavailable minutes allowed by the applicable Component Minimum Availability Target, a rebate per minute will be applied to each minute exceeding the Component Minimum Availability Target as follows:

•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] multiplied by the Percent of Rebate value defined in the table below, from the Minimum System Availability Target up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] availability (e.g., [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]);

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•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to availability less than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (e.g., [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]) multiplied by the Percent of Rebate value defined in the table below.

These amounts will be credited to an invoice as described in Section 8.10.1.

(b)       Rebate – for Multiple Short Interrupted Service Events.  If, during any Reporting Period, Customer has experienced [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or more short Partial Service Interruption events for (i): SkyPort Login or Check-in of at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each or (ii) API Booking of at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each during the hours of Monday - Friday from 10AM – 6PM Sao Paulo time (“Peak Hours”), a rebate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be applied to each minute of Partial Service Interruption for SkyPort Login or Check-in or API Booking, as applicable, from that point forward during the Reporting Period, at a rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of a Reporting Period’s total [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (i.e., [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Partial Service Interruption in the Reporting Period for a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]), which will be credited to an invoice as described in Section 8.10.1.  For the avoidance of doubt, once the Partial Service Interruption [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] exceed the number of unavailable [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] allowed by the applicable Component Minimum Availability Target, the rebates in Section 8.9.3 shall apply and the accumulation at [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall not apply.

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(c)       Partial Service Interruption Component Percent of Rebate.  The weighting of the disruption for the individual components which are evaluated within the Partial System Disruption are as follows:

Component	Percent of Rebate
Web Booking	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Call Center Booking
API Booking
SkyPort Login or Check-in

CRS/GDS/ARS, Code-share or Interline Booking (calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per link, for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

TOTAL	100%

A SkyPay outage will be considered a Partial Service Interruptions to the booking channels of Web Booking, Call Center Booking, and API Booking.  A SkyPay outage is defined as a complete availability outage of SkyPay due to:

▪ NAVITAIRE controlled primary circuit network line being down;

▪ NAVITAIRE controlled server or router being down; or

▪ System Error which causes SkyPay to be completely unavailable.

Service credits will not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] amount listed in Sections 8.9.3 (a) or (b) above.

For the avoidance of doubt, a single event will not be considered both an Interrupted Service and a Partial System Interruption for purposes of this Agreement.  Further, a single event cannot be considered an Interrupted Service under both Hosted Reservation Services, as defined in this Exhibit A and Hosted Web Services, as defined in Exhibit F.

8.10    Rebate Provisions.  The following provisions apply to all rebates contemplated under this Exhibit A.

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8.10.1        Posting of Credits to Invoices.  Any rebates to be assessed shall be credited to an invoice following all of the rebate earn back periods described in Section 8.10.5 below.

8.10.2        Upgrade Exemption.  Rebates will not be provided for any Interrupted Service events or Partial System Interruption events within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of a major upgrade.

8.10.3        Exemption.   For the avoidance of doubt, the reference in Section 7.4(g) of the Agreement to suspension of Service Levels means that NAVITAIRE shall be excused from performance of its obligations with respect to such Service Levels and that no rebates shall apply.

8.10.4        Rebate Cap.  The maximum rebate that may be assessed per month is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Hosted Reservation Services Monthly Recurring Service Fees of the associated billing period associated with the month the Minimum System Availability Target or Component Minimum Availability Target is not achieved.  The maximum rebate that may be assessed per Contract Year is [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the aggregate Hosted Reservation Services Monthly Recurring Service Fees for such Contract Year.

8.10.5      Rebate Earn Back.  NAVITAIRE will have the opportunity to earn back rebates in the months following Interrupted Service events or Partial Service Interruptions in which rebates were incurred, provided that NAVITAIRE achieves System Availability greater than the Minimum System Availability Target or Component Minimum Availability Target, as applicable, in each subsequent month.  Rebates will be earned back per the following scheme:

Month 1 following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Month 2 following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Month 3 following month in which rebates were incurred – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The remedies defined in this Section 8 constitute Customer’s sole and exclusive remedies and NAVITAIRE’s entire liability with respect to a failure to meet the Minimum System Availability Target or any Component Minimum Availability Target.  For the avoidance of doubt, any rebates provided to Customer pursuant to this Section 8 shall be deemed liquidated damages and shall operate to reduce the liability cap in Section 10 of the Agreement.

12            Amendment to Exhibit F – Hosted Web Services.  Section 9.2.1 and Section 9.8 of Exhibit F are hereby deleted in their entirety and replaced as follows:

9.2.1 Service Level Targets – SkySales Internet Suite

System Availability.  NAVITAIRE will seek to provide Customer with an overall minimum system availability target of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of all Reporting Period Minutes for the applicable Reporting Period (the “SkySales Minimum System Availability Target”).  Interrupted Service minutes will be measured and used to determine the percentage of monthly Hosted Web Services system availability.

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a)       Interrupted Service means a complete SkySales Internet Suite system availability outage, due to the following:

•     NAVITAIRE controlled primary circuit network line being down;

•     NAVITAIRE controlled server or router being down; or

•     System Error which causes the system to be completely unavailable.

b)    Network Responsibilities.  The network and hardware components of the web hosting infrastructure and the NAVITAIRE SkySales software that resides on those components are the responsibility of NAVITAIRE.  In the event of an Interrupted Service that occurs involving those components, NAVITAIRE is responsible.

c)         Planned Downtime.  Planned Downtime will be used to provide hardware and software maintenance services.  Planned Downtime is scheduled at a time that is agreeable for NAVITAIRE and Customer, generally between 12:00 AM and 4:00 AM local time for Customer.  NAVITAIRE will notify Customer no later than 12 PM the day prior to the scheduled event if the time is needed for Change Control purposes.

9.8     Remedies and Corrective Action – Interrupted Service.  The remedies and corrective action described in Exhibit A, Section 8.9 regarding Partial Service Interruption comprised of the web booking component and in Section 8.10 shall apply.

13            Amendment to Exhibit H – Price and Payment.  Exhibit H – Price and Payment is hereby replaced in its entirety as attached.

14            No Other Changes.  Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect.  This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

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15            Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

16            Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

17            Conflict of Provisions.  In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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EXHIBIT H

PRICE AND PAYMENT

1          Fee Schedule

All fees in this Exhibit are specified in USD.

1.1          Service Fees

1.1.1           Monthly Recurring Service Fees – New Skies Bundle:

Monthly O&D Tier Beginning	Monthly O&D Tier End	Hosted Reservation Services – New Skies Bundle
		Per Host O&D Booked
1	850,000	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
850,001	1,200,000
1,200,001	1,500,000
1,500,001	1,800,000
1,800,001	2,100,000
2,100,001	2,400,000
2,400,001	2,700,000
2,700,001	3,000,000
3,000,001	+

(a)       New Skies Bundle Components.  The New Skies Bundle scope consists of the following:

•         New Skies - Hosted Reservation Services Base Functionality

•         Disaster Recovery Services

•         Hosted Web Services

•         Type B Operational Messaging for the following message types:

o    ADL

o    BSM

o    MVT

o    NAM

o    PIS

o    PNL

o    PXA

o    PXB

•         Booking and Voucher API Suite

•         Check-in API Suite

•         Type B Inbound Interline and Inbound E-ticket with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] non GDS/CRS partners, as follows: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Any Type B Inbound Interline and Inbound E-ticket partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]partners shall be subject to additional Monthly Recurring Service Fees.

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•         Codeshare Distribution with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Operating and or Marketing Codeshare partners.  Existing partners are as follows:  Operating Type B Codeshare with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]  Marketing Type B and Operating Type A Codeshare with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional partners to be added via amendment with implementation fees and timeline as defined in the amendment. New Skies Bundle includes up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] collective  CRS/GDS/ARS Codeshare bookings across Operating and/or Marketing Codeshare partners1 Customer may replace a partner with another partner via a mutually agreed and executed amendment.  Any Codeshare partners over and above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] partners shall be subject to additional Monthly Recurring Service Fees.

•         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Interline Gateway [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity

•         Annual Report of Standards for Attestation Engagements (SSAE) No. 16 (formerly SAS70) or its successor as mutually agreed.

•         Type A GDS Booking with the following three (3) GDSs:   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]2.  Any Type A GDS Sell connections following these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GDSs shall be subject to additional Monthly Recurring Service Fees.

•         Type A GDS Booking and Availability with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

•         Type A ARS Booking and Availability with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]2

Type B connectivity to Customer’s connectivity providers ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])2.  Clarification on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Connectivity.  Customer’s connectivity to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is provided via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connection and does not incur a separate NAVITAIRE connection cost.  In the event it becomes possible to provide a direct connection to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], NAVITAIRE certification and connectivity costs for the direct connection will be quoted to Customer upon request.

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•         Type B connectivity with ITA – AVS only2

•         Low Fare Finder

•         Block Space Arrangements (non-automated booking inventory)3

Notes:

1 Any CRS/GDS/ARS Segment volumes, collectively for all CRS/GDS/ARS Code-Share bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments, will incur a Per Segment Transaction Fee of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Segment  Excludes block-space codeshare arrangements booked via non-automated booking processes.  For billing purposes, these Segments will be converted into Boarded O&D Passengers, using the RPB Ratio as provided in Section 1.1.1 (c) of this Exhibit H.

2 Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:

(a)  CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis.  Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS.  If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)  SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer.  Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

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3 The sum of the combined block space booking volumes for all partner carriers will not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the total booking volume for Customer in any given month.  Should this limit be exceeded, Customer and NAVITAIRE mutually agree to reengage in discussions regarding block space usage and costs.

(b)       Annual O&D Passenger Commitments.  Customer agrees to guarantee the level of boarded O&D Passengers equal to the values contained in the table located immediately below, for the purposes of calculating the Monthly Recurring Service Fees.  The Monthly Minimum O&Ds are calculated as [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the annual minimum to allow for seasonality.  On January 1 of each year, if Customer has not boarded the Guaranteed Annual O&Ds as listed above during that year, then NAVITAIRE shall invoice and Customer will immediately pay to NAVITAIRE the difference between the O&D Passengers invoiced for the prior year and the Guaranteed Annual Minimum O&D Passengers using the applicable rates outlined in this Section 1.1.

Year	Annual Guaranteed O&Ds	Monthly Guaranteed O&Ds	Monthly Minimum O&Ds
January 1, 2013 – December 31, 2013	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
January 1, 2014 – December 31, 2014
January 1, 2015 – December 31, 2015
January 1, 2016 – December 31, 2016
January 1, 2017 – December 31, 2017
January 1, 2018 – December 31, 2018

(c)       RPB Ratio. The pricing outlined in this Section 1.1.1 is based upon a ratio of Revenue Passenger Boarded Segments to O&D Passengers Boarded of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or less.  If the actual ratio of Revenue Passenger Boarded Segments to O&D Passengers Boarded exceeds the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio, NAVITAIRE reserves the right to apply the above pricing on a Revenue Passenger Boarded Segment basis.  For the sake of clarity, this ratio will be calculated using the Revenue Passenger Boarded Segments as the numerator and O&D Passengers Boarded as the denominator to create the ratio.

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The calculation of the ratio above will be measured each month, prior to issuing the monthly invoice for Service Fees based upon actual Customer transactions by using the SkyReports report - Revenue by Market, with Fare Class Flown (or its successor as identified by NAVITAIRE).  The report will be run twice to create the ratio by selecting different report criteria options, first selecting ‘View by Journey’  to generate the Revenue Passenger Boarded Segments and second selecting ‘View by Segment’ to generate the O&D Passengers Boarded.  If the result of the calculation of Revenue Passenger Boarded Segments divided by O&D Passengers Boarded exceeds the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ratio, NAVITAIRE will notify Customer of:

▪  the actual ratio of Revenue Passenger Boarded Segments to O&D Passengers Boarded for that month, and

▪  the calculation used to determine the transaction-based Service Fees for Customer;

This information will appear at the top of the monthly invoice.

(d)       Look to Booked Segment Ratio – Internet Booking Engine (SkySales).  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all SkySales bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, each additional Availability Request will be charged the excess usage fee of USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request.  If the Look to Booked Segment Ratio for Internet Booking Engine (SkySales) is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(e)       Look to Booked Segment Ratio – Booking API/Web Services.  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all Booking API/Web Services bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, each additional Get Availability API request will be charged the excess API usage fee of USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request.  If the Look to Booked Segment Ratio for Booking API/Web Services is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(f)        Look to Booked Segment Ratio – CRS/GDS/ARS Type A/EDIFACT Bookings.  For the purposes of capacity planning, as described in Section 4.3 of the Agreement, the CRS/GDS/ARS Type A/EDIFACT Bookings are included in the Look to Booked Segment Ratio - All Other Bookings.  For the purposes of calculating excess usage fees, a Look to Booked Segment ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all CRS/GDS/ARS Type A/EDIFACT bookings.  If a Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is exceeded, the excess usage fees will be USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request.  If the Look to Booked Segment Ratio for CRS/GDS/ARS Type A/EDIFACT bookings is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

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(g)       Look to Booked Segment Ratio – All Other Bookings.  A Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will apply to all other bookings as described in Section 1 of Exhibit A.  If the established Look to Booked Segment Ratio is exceeded, the excess usage fees will be USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request.  If the Look to Booked Segment Ratio for all other bookings is exceeded in any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive months, Customer may request a meeting with NAVITAIRE to review options and work together in good faith.

(h)       Passive/Informational Segments.  NAVITAIRE provides the ability for Customer to store or enter information on other airline Passive/Informational flight Segments.  NAVITAIRE reserves the right to bill for these Segments as if they were hosted Segments based on Customer’s ability to select to retain Other Airline Segments in the New Skies Booking Configuration Interface.  Additional functionality or options to enter, store, provide information – including for invoice purposes, will be the responsibility of Customer.  A legitimate connection would be any connection that meets the IATA standards for arrival and continuation Segments.

For billing purposes, these Segments will be converted into Boarded O&D Passengers, using the RPB Ratio as provided for in Item (c), Section 1.1.1 of this Exhibit H.

1.1.2           Monthly Recurring Service Fees – Advance Passenger Information System (APIS) Connectivity Services/Products.

Description	Advance Passenger Information System (APIS)
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month for each APIS connection

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APIS messages)

Per Message Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per APIS message above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included messages

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*   Any APIS message volumes collectively for all APIS transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] APIS messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.2 above.

Note: Any applicable message fees, segment fees or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of, the support of APIS functionality, are the responsibility of Customer.

1.1.3           Monthly Recurring Service Fees – US Security.

Description	US Security
Price per Service
Monthly Infrastructure and Support Fee – AQQ and Secure Flight

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] combined AQQ and Secure Flight messages

Per Message Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per message above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included combined AQQ and Secure Flight messages

Monthly Infrastructure and Support Fee – Customs and Border Protection (CBP) PNR Push

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] CBP PNR Push messages)

Per Message Transaction Fee**

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per message above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included CBP PNR Push messages

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*   Any Secure Flight and/or AQQ message volumes collectively for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.3 above.

**  Any CBP PNR Push message volumes for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.3 above.

Note: Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of US Security are the responsibility of Customer.

1.1.4           Monthly Recurring Service Fees – PNR Archiving and Extended PNR Archiving.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Description	PNR Archiving and Extended PNR Archiving
Price per Service
Monthly Infrastructure and Support Fee –Archive	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month for each 25,000,000 O&D passengers, or subset thereof

1.1.5             Monthly Recurring Service Fees – Additional Test Account.

Description	Additional Test Account
Price per Service
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional account)

1.1.6           Monthly Recurring Service Fees – Data Store Workbench.

Description	Data Store Products
Price per Service
Data Store Workbench - Selected	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per month
Additional DSW database space

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each increment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GB*

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*   Customer requests for additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] GB increments of Data Store Workbench (DSW) database space will be submitted via an INC and are subject to review and approval by NAVITAIRE.

1.1.7           Monthly Recurring Service Fees – Booking History Files.

Monthly O/D Passengers Tier	Historical Reservations Booking Activity Files*
Per O/D Passenger
First [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] monthly O/D Passengers

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bookings support fee

Each additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] monthly O/D Passengers or portion thereof

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] bookings support fee

* As this is an optional service and deviates from NAVITAIRE’s core business, Customer will be responsible for any Support or development associated with this effort.

1.1.8           Monthly Recurring Service Fees – Virtual Private Network (VPN) Connectivity.

Description	Virtual Private Network (VPN) Connectivity
Price per Service
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] USD / month for up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of bandwidth

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

1.1.9           Monthly Recurring Service Fees – Additional Network Switch Ports.

Description	Additional Network Switch Ports
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] network switch ports)

1.1.10        Monthly Recurring Service Fees – Inbound E-Ticket Acceptance Connectivity.

Description	Inbound E-Ticket Acceptance Connectivity
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments in E-Ticketed PNRs)

Per Segment Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Segment above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

included Segments in E-Ticketed PNRs

*   Any Inbound E-Tickets collectively for all transactions above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Segments will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.10 above.

Notes:

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

(a)   Any message, segment, or data circuit fees charged by a CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of, the issuance of E-Tickets, are the responsibility of Customer.

(b)   Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Exhibit A, Section 6 of this Agreement.

1.1.11        Monthly Recurring Service Fees – Extended Look to Booked Segment Ratio Monthly Fees.

Description	Extended Look to Booked Segment Ratio
Price per Service
Monthly Infrastructure and Support Fee – Internet Booking Engine (SkySales)

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*

(includes Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as outlined in Section 1.1.1(c) of this Exhibit H)

Monthly Infrastructure and Support Fee – Booking API/Web Services

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month*

(includes Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(d) of this Exhibit H)

Monthly Infrastructure and Support Fee – CRS/GDS/ARS Type A/EDIFACT Bookings

Included in New Skies Bundle*

(includes Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(e) of this Exhibit H)

Monthly Infrastructure and Support Fee – All Other bookings

Included in New Skies Bundle*

(includes Look to Booked Segment Ratio of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], as outlined in Section 1.1.1(f) of this Exhibit H)

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*   If the Look to Booked Segment Ratio for any service is exceeded, the excess usage fees are USD [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Availability Request, as described in Section 1.1 of this Exhibit H.

1.1.12        Monthly Recurring Service Fees – Inter Airline Through Check-in (IATCI).

Description		Inter Airline Through Check-in (IATCI)
Price per Physical Connection, based on number of total partners using the Physical Connection
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Partner	Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]IATCI Messages)

Per Message Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per IATCI Message

above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]included IATCI Messages

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Partners	Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] IATCI Messages)

Per Message Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per IATCI Message

above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] included IATCI Messages

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]Partners	Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]IATCI Messages)

Per Message Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per IATCI Message

above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]included IATCI Messages

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*   Any Inter Airline Through Check-in Message volumes collectively for all transactions above the included IATCI Messages will incur the additional Monthly Recurring Service Fees outlined in Section 1.1.12 above.

Note: Any applicable message fees, segment fees, or data circuits pertaining to the CRS/GDS/ARS and/or SITA/ARINC in connection with, or as a result of an Inter Airline Through Check-in (IATCI) transaction, are the responsibility of Customer.  Pricing is based upon Customer’s use of the IATCI hub provided by Travelport.  Customer will secure pricing from Travelport for their services.

1.1.13        Monthly Recurring Service Fees – E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase.

Description	E-Ticket Display via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase
Price per Service
Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] fee per month

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

1.1.14        Monthly Recurring Service Fees - E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and Interchange.

Description	E-Ticket Issuance via the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ETDBase and Interchange
Monthly Infrastructure and Support Fee

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month

(includes [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets issued using the NAVITAIRE system)

Per E-Ticket Coupon Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket from [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per E-Ticket above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

*  Any transaction volumes collectively for all E-Tickets issued using the NAVITAIRE system, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets, will incur the Per E-Ticket Transaction Fee outlined in Section 1.1.14 above.

New Skies is designed as a predominately ticketless system.  Should Customer exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] E-Tickets in any one calendar month, the rates outlined in Section 1.1.14 above will be reviewed to determine if additional infrastructure and support fees should be charged to Customer.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Note: Any fees charged by the Electronic Ticketing Interchange and Database Provider for the services it provides under the terms of the ETSA are the responsibility of Customer and are exclusive of any charges assessed by NAVITAIRE for the services it provides under Section 6 of Exhibit A.

1.1.15        Monthly Recurring Service Fees - Travel Commerce Services.

Description	Content Provider Connectivity – [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Price per Service
Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] minimum fee per month (includes 340,000 components)
Per component Transaction Fee*

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per component above included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] components

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Description	Content Provider Connectivity – Other Car or Hotel Connections
Price per Service

Car or Hotel Connection**

•   Up to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions

•   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions

•   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions

•   Above [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transactions

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each

All other custom built connections	Quoted upon request - per connection

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

*  Any component, collectively for all Sul America bookings, above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] components, will incur the Per component Transaction Fee outlined in Section 1.1.15 above.  A component may be booked and/or recorded in a Super PNR in the Hosted Reservation System or booked and/or recorded in a Non-Flight Related Fee Record in the Hosted Reservation System.

**  Rates are tiered per connection.  Billing will include a minimum of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] monthly components/transactions per connection.  Each connection is subject to an installation project to be quoted upon request.  Connections may be terminated with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] advanced written notice, with the exception of the pre-existing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] connection.

1.1.16        Monthly Recurring Service Fees – Open Skies Data Archiving.

Description	Open Skies Data Archiving
Price per Service
Monthly Infrastructure and Support Fee	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month

1.2          Implementation Fees

X	Product/Service Description	Implementation Fees
Additional Services
N/A	Implementation Projects	Quoted upon request – Dependent upon Project Scope

1.3             Support Fees

Support Centre Support	Fees*
Included Support: For all products, twenty (20) monthly available hours or included Support Center Support.	Monthly allotment included

Additional Normal Hourly Support, Additional Training Requests, or Additional Development scheduled through NAVITAIRE: User support more than included support hours or as otherwise described in this Agreement.

$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per hour

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

Engineer Direct Support: Expert support for web hosting and Customer third-party systems or interfaces as scheduled through the NAVITAIRE Support Centre.	Dependent on level of resource:
	Level	Hourly Rate
	Director	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Manager
Senior
Engineer
Associate

Direct Consultation Support: Customer initiated contact directly to NAVITAIRE research & development personnel and other direct consultation, thereby bypassing the NAVITAIRE Support Centre.	$[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per hour

*   Fees include the COLA Adjustment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] effective [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and are subject to future COLA Adjustments as provided for in Section 6.4, Fee Adjustment, of the Agreement.

1.4             Upgrade Fees for New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  Customer’s upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]shall be as incurred on a time and materials basis at the rates outlined in Section 1.3, Support Fees, of this Exhibit and per the terms and conditions of the Agreement, provided however that the first [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] hours of Installation Services including project management, operations, NAVITAIRE system training, and support personnel will be billed as a blended rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]/hour equaling $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In addition there will be a fixed fee Proof Of Concept project priced at $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which includes expenses up to $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] USD.  The total of all of these fees equals $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (“Initial Fee”).  NAVITAIRE shall discount the Initial Fee by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and provide an additional credit to Customer for the Hosted Reservation Services Fees paid [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the amount of $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  The remainder shall be billed as follows:

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

(i)    New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Upgrade Fee in the amount of $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which will be invoiced at the following milestones:

Milestone	Metric	Payment Amount	Project Plan Date
1. SUS UAT Build hand-off	GUIs and Connectivity Doc available for GOL	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]UAT Build release	Release Notes are published (meaning that release is ready as soon as Project can take the upgrade)
3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] PROD Build release	Release Notes are published (meaning that release is ready as soon as Project can take the upgrade)

4.   ESC scope lock in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] & ESC TEST account re-pointed to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] UAT

ESC TEST connected to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] UAT

(Date can be flexible based on project, but must be completed by [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

5. Final Installment Payment	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

(ii) A Proof of Concept fee in the amount of $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which will be documented and invoiced via a work order to be executed by the parties.  The fee of $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] includes up to $[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] USD in expenses.  Any additional expenses incurred by NAVITAIRE shall be invoiced to Customer.

The foregoing fees exclude expenses and NPS work as defined in one or more Work Order(s), which will be paid by Customer per the Agreement and/or applicable Work Order.

In consideration for entering into this Amendment and the preferential pricing described above for the upgrade to New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Customer hereby waives and releases all rights, claims, demands, and causes of action, of any nature whatsoever, known and unknown, arising out of or related to the upgrade to New Skies [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Should Customer select not to complete the upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Customer shall forego (a) the preferential pricing and fee credit outlined above and (b) any fees already paid by Customer for the upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and Customer shall pay any fees and expenses incurred by NAVITAIRE for the upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in addition to the fees already paid by Customer.  , Customer’s waiver and release as outlined in the paragraph above shall remain if Customer selects not to complete the upgrade to New Skies version [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

NAVITAIRE Proprietary and Confidential